[Front of Postcard]

[GRAPHIC:  Blue 0's watermarked]


A BIG FAT ZERO.

                                                      IS THAT THE YIELD ON YOUR
                                                         CHECKING ACCOUNT EVERY
                                                                          MONTH?

                                        Earn more at U.S. GLOBAL INVESTORS. With the U.S. TREASURY SECURITIES CASH FUND you can earn a competitive yield with free unlimited checkwriting.*

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[BACK OF POST CARD]

[GRAPHIC:  USGI Logo]

PO Box 781234
San Antonio, Texas 78278-1234
1-800-US-FUNDS

U.S. TREASURY SECURITIES CASH FUND
     *    $1,000 initial investment
     *    Free, unlimited checkwriting for any amount*
     *    Dividends paid daily
     *    24-hour automated account access
     *    Direct deposit available

---------------------      -------------------
       4.54%                      4.44%
7-Day Effective Yield      7-Day Current Yield
---------------------      -------------------
                (AS OF 12/31/97)

CALL 1-800-873-8637 FOR TODAY'S YIELD.


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*With minimum balance of $1,000.  The Fund is not a bank nor is it FDIC insured.
The Fund is managed to maintain a stable $1 per share value. However, there is no assurance it will be able to do so. Past performance is no guarantee of future results. According to SEC guidelines, capital gains or losses are excluded from yield calculations. For a free prospectus containing more complete information, including charges and expenses, call 1-800-US-FUNDS. Please read
the   prospectus   carefully   before   investing.   Visit  us  on  the  Web  at
www.usfunds.com. TC067

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